SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 20, 2007



                            FOCUS ENHANCEMENTS, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                     1-11860                  04-3144936
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   (State or other                (Commission              (IRS Employer
   jurisdiction of                File Number)           Identification No.)
    incorporation)




                 1370 Dell Ave., Campbell, CA              95008
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 2.02  Results of Operations and Financial Condition

         On February 20, 2007, the Company issued a press release regarding, among other things, its preliminary expectations for revenue, gross margin as a percent of revenue, operating expenses and loss per share for the fourth quarter of 2006 and the year ended December 31, 2006. The press release attached hereto as Exhibit 99.1 is being filed pursuant to this Item 2.02 pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").


Item 9.01  Financial Statements and Exhibits

       (d)     Exhibits

               99.1    Press release dated February 20, 2007.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FOCUS ENHANCEMENTS, INC.


Date: February 20, 2007                      By:     /s/ Gary Williams
                                                     -----------------
                                             Name:   Gary Williams
                                             Title:  EVP of Finance and CFO